UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders (the “Annual Meeting”) of the Company was held on May 23, 2017. As of the record date for the Annual Meeting, April 3, 2017, the Company had 152,831,563 shares of common stock outstanding, each of which was entitled to one vote at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1 – Election of Directors. Each of the individuals listed below was elected at the Annual Meeting to serve a one-year term on the Board of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Harold J. Bouillion	131,242,660	4,099,940	8,106,146
David D. Dunlap	134,637,097	705,503	8,106,146
James M. Funk	131,140,502	4,202,098	8,106,146
Terence E. Hall	134,418,601	923,999	8,106,146
Peter D. Kinnear	134,676,618	665,982	8,106,146
Janiece M. Longoria	134,675,963	666,637	8,106,146
Michael M. McShane	133,167,632	2,174,968	8,106,146
W. Matt Ralls	133,341,378	2,001,222	8,106,146

Proposal 2 – Advisory Say-on-Pay Vote. Proposal 2 was an advisory vote on executive compensation, as disclosed in the proxy statement for the Annual Meeting. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-votes
132,053,311	2,928,423	360,866	8,106,146

Proposal 3 – Advisory Say-on-Frequency Vote. Proposal 3 was an advisory vote on the frequency of future executive compensation votes, as disclosed in the proxy statement for the Annual Meeting. This advisory vote was approved.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-votes
118,151,575	68,003	16,868,474	254,548	8,106,146

Proposal 4 – Ratification of Appointment of Auditors. Proposal 4 was a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. This proposal was approved.

Votes For	Votes Against	Abstentions
140,093,373	3,311,439	43,934

Item 8.01	Other Events

On May 24, 2017, the Company issued a press release announcing the voting results of matters considered during the Company’s Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

99.1	Press release issued by Superior Energy Services, Inc., May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: May 25, 2017